Investment and Advances in Account of Investment	12 Months Ended
Dec. 31, 2024
Investment and Advances in Account of Investment [Abstract]
Investment and advances in account of Investment

Note 7 - Investment and advances in account of Investment

A.	On June 2023, the Company entered into a loan agreement with related parties, Mea Testing Systems Ltd (“Mea”) and its parent company, Motomova Inc. (“Motomova”), in which the Company loaned Mea an amount of NIS 80,000 which bore an annual interest rate of 1% per month. On December 28, 2023, the original agreement was cancelled and the full amount was converted into 2,162,162 common shares of Motomova. The investment was recorded at cost as such security did not have a readily determinable fair value. During 2024, the Company is entitled to 302,322 additional shares and 948,827 options as a shareholder benefit.

B.	advances in account of Investment - See Note 1a above and Note 6 above.